UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)       April 11, 2001
                                                    -------------------------
                                MBNA Corporation
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   (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0141
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
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       (Former name or former address, if changed since last report.)













Item 5.  Other Events

MBNA Corporation released earnings for the first quarter of 2001 on April 11, 2001, as filed in exhibit 99 under Item 7.



Item 7.  Financial Statements and Exhibits

Exhibits

Exhibit 99: Additional Exhibits













































Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        2001          2000
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                                                            (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income................................ $    265,217  $    283,071
Provision for possible credit losses...............      151,993        99,846
Other operating income.............................    1,476,413     1,111,036
Other operating expense............................    1,091,151       915,310
  Net income.......................................      311,055       234,571

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PER COMMON SHARE DATA FOR THE PERIOD:

Earnings(a)........................................ $        .36  $        .29
Earnings-assuming dilution(a)......................          .35           .28
Dividends..........................................          .09           .08
Book value.........................................         7.69          5.08

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RATIOS:

Return on average total assets.....................         3.26%         3.02%
Return on average stockholders' equity.............        19.12         22.46
Average receivables to average deposits............        76.93         90.62
Stockholders' equity to total assets...............        17.22         13.66

Loan Receivables:
  Delinquency(b)...................................         3.58          3.35
  Net credit losses................................         2.85          2.29

Managed Loans:
  Delinquency......................................         4.60          4.35
  Net credit losses................................         4.35          4.06
  Net interest margin(c)...........................         7.71          7.10

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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        2001          2000
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                                                           (unaudited)
MANAGED LOAN DATA:

At Period End:
  Loans held for securitization.................... $  6,666,017  $  8,172,508
  Loan portfolio...................................   12,404,928     9,339,039
  Securitized loans................................   68,844,064    55,488,220
                                                    ------------  ------------
    Total managed loans............................ $ 87,915,009  $ 72,999,767
                                                    ============  ============

Average for the Period:
  Loans held for securitization.................... $  6,837,225  $  9,475,492
  Loan portfolio...................................   11,911,022     7,943,671
  Securitized loans................................   69,237,079    54,584,913
                                                    ------------  ------------
    Total managed loans............................ $ 87,985,326  $ 72,004,076
                                                    ============  ============
For the Period:
  Sales and cash advance volume.................... $ 31,798,235  $ 28,260,846

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MANAGED INCOME STATEMENT DATA FOR THE PERIOD(d):

Net interest income................................ $  1,787,777  $  1,356,335
Provision for possible credit losses...............      976,144       731,803
Other operating income.............................      778,004       669,729
Other operating expense............................    1,091,151       915,310
  Net income.......................................      311,055       234,571

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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        2001          2000
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                                                           (unaudited)
BALANCE SHEET DATA AT PERIOD END:

Investment securities and money market instruments. $  5,668,487  $  4,905,722
Loans held for securitization......................    6,666,017     8,172,508

Credit card loans..................................    8,063,346     6,579,232
Other consumer loans...............................    4,341,582     2,759,807
                                                    ------------  ------------
  Total loans......................................   12,404,928     9,339,039
Reserve for possible credit losses.................     (414,276)     (368,108)
                                                    ------------  ------------
  Net loans........................................   11,990,652     8,970,931

Total assets.......................................   39,263,281    31,419,464
Total deposits.....................................   24,185,871    19,246,790
Stockholders' equity...............................    6,760,981     4,291,166

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AVERAGE BALANCE SHEET DATA:

Investment securities and money market instruments. $  6,120,959  $  4,874,972
Loans held for securitization......................    6,837,225     9,475,492

Credit card loans..................................    7,744,128     5,707,560
Other consumer loans...............................    4,166,894     2,236,111
                                                    ------------   -----------
  Total loans......................................   11,911,022     7,943,671
Reserve for possible credit losses.................     (389,823)     (356,000)
                                                    ------------   -----------
  Net loans........................................   11,521,199     7,587,671

Total assets.......................................   38,647,395    31,196,236
Total deposits.....................................   24,369,752    19,223,202
Stockholders' equity...............................    6,597,332     4,201,148
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Weighted average common shares outstanding(000)....      851,840       801,849
Weighted average common shares outstanding and
 common stock equivalents(000).....................      878,402       824,445

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NOTES:
(a) Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents. MBNA Corporation's common stock equivalents are solely related to employee stock options. MBNA Corporation has no other common stock equivalents.
(b) Loan delinquency does not include loans held for securitization or securitized loans.
(c) Managed net interest margin is presented on a fully taxable equivalent basis.
(d) MBNA Corporation's managed income statement data reflects the Corporation's results on a managed basis. The managed income statement data reclassifies securitization income into interest income, interchange income, credit card and other fees, insurance income, interest paid to investors, credit losses, and other trust expenses.









































                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                                        MBNA CORPORATION


Date:  April 11, 2001                   By:    /s/     M. Scot Kaufman
                                               -------------------------------
                                                       M. Scot Kaufman
                                               Senior Executive Vice President
                                                 and Chief Financial Officer